Earnings Per Share - Summary of Basic and Diluted Earnings Per Common Share (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019 [1]	Dec. 31, 2018 [1]
Earnings per share [line items]
Losses attributable to owners of Embraer	$ (731.9)	$ (322.3)	$ (178.2)
Net income attributable to owners of Embraer	$ (731.9)	$ (322.3)	$ (178.2)
Weighted average number of shares (in thousands)	736,164	735,850	734,065
Basic earnings per share - U.S. dollars	$ (0.99)	$ (0.44)	$ (0.24)

[1]	Consolidated statements of income for each of the comparative years ended December 31, 2019 and 2018 were recast to present the results of the Commercial Aviation business unit and related services as continuing operations (previously disclosed as discontinued operations) since the beginning of comparative periods (Note 1.1.1 and 2.1.5).